UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2010 (June 7, 2010)

SOUTHERN COPPER CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	File No. 1-14066	13-3849074
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

11811 North Tatum Blvd., Suite 2500, Phoenix, AZ 85028

(Address and zip code of principal executive offices)

(602) 494-5328

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events

On June 7, 2010, Grupo Mexico, S.A.B. de C. V. and Mexicana de Cananea S. A. de C. V. (“Mexcananea”), the indirect parent and a subsidiary, respectively, of Southern Copper Corporation, or SCC, announced that in view of criminal complaints filed before the Sonora state and federal ministries, the local and federal authorities in Mexico have regained access to and control of Cananea, an open-pit copper mine.  Mexcananea has commenced the necessary evaluation to assess the magnitude of the significant damages to the plant, machinery and equipment caused by the strike that commenced in July 2007.  Mexcananea intends to commence in earnest the rehabilitation and reconstruction of Cananea, one of the largest mines in Mexico and one of the principal mines in the world.  Mexcananea will report timely on developments.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN COPPER CORPORATION

By:	/s/ Armando Ortega Gomez
Name:	Armando Ortega Gomez
Title:	Vice President, Legal, General Counsel and Secretary

Date:June 7, 2010